Management's Discussion of Fund Performance

1.0  Summary  of 4th  Quarter  (3/1/01  -  5/31/01)  and Year to Date  (1/1/01 -
5/31/01)

The past quarter was exceptionally frustrating for the Fund. Having suffered the majority of the Nasdaq decline and being in cash during the surprise rate cut by the Federal Reserve Board the Fund's performance suffered a significant setback relative to other market indices.

2.0  Summary of Trailing 12 Month Performance (5/31/00 - 5/31/01)

Questions on our decision to continue using the Nasdaq-listed stocks as our investment vehicle have been common and very understandable. To address these questions as a whole, I offer the following comments:

a) For over ten years SMT has used growth stocks or other mutual funds owning growth stocks to employ it's market-timing strategy. This is a strategy SMT has developed and continues to support.

b) Market sectors (i.e.: growth, value, etc.) continually under or over perform one another from year to year. Although past performance is no guarantee of future results, over time we have seen the growth sector prevail.

c) With no way of knowing when the Nasdaq will over or under perform other indices, such as the S&P 500 or Dow Jones Industrial Average, it seems to endure times of under-performance.

The following table summarizes performance of the Fund relative to major indices.

The following table summarizes performance of the Fund relative to major indices.

                               Actual Return         Actual Return         Actual Return      Average Annual
                                  Quarter             Calendar                One Year             Total Return
                            (3/1/01 - 5/31/01)       Year-to-Date       (5/31/00-5/31/01)       Since Inception
                                                  (1/1/01 - 5/31/01)                            (6/5/98-5/31/01)
                                                                                                  (Annualized)
SMT Fund                           -17.01%             -19.32%                -30.17%                -4.98%
                            --------------------- --------------------- --------------------- ---------------------
Nasdaq Composite                    -1.84%             -14.47%                -37.79%                -5.09%
                            --------------------- --------------------- --------------------- ---------------------
Nasdaq 100                          -5.67%             -23.12%                -45.83%               +14.73%
                            --------------------- --------------------- --------------------- ---------------------
S&P 500                             +1.62%              -4.37%                -10.47%                +6.19%
                            --------------------- --------------------- --------------------- ---------------------
DJ Industrial                       +4.35%              +1.85%                 +5.36%                +8.90%
                            --------------------- --------------------- --------------------- ---------------------
S&P 400 Mid Cap                     +5.17%              +1.38%                +10.92%               +14.82%
                            --------------------- --------------------- --------------------- ---------------------
S&P 500 Growth                      -0.64%              -9.82%                -25.96%                +3.41%
                            --------------------- --------------------- --------------------- ---------------------
S&P 500 Value                       +3.64%              +0.85%                 +7.10%                +7.53%
                            --------------------- --------------------- --------------------- ---------------------

RE:  Summary of Fiscal Year 2001 for The SMT Fund

Dear Shareholder,

In addition to a summary of performance for The SMT Fund (the "Fund") at the end of each year, Securities Management and Timing, Inc. ("SMT") also provides an update for the Fund at its fiscal year end, May 31.

[4.0  Conclusion]
The volatility and difficult market conditions mentioned in my year-end letter, especially for the Nasdaq, have relentlessly continued. We feel that, over the past twelve months, Market Timing has helped to mitigate the losses in our fund, which were witnessed in the NASDAQ market. This provides the opportunity to be invested at lower prices, which may enhance our future relative returns. *

[3.0  SMT Organizational Developments]
SMT is also pleased to announce an upcoming email service through which interested shareholders can be kept abreast of the following:

a) Alerts on the days that the Fund "enters" or "exits" the market (including the specific time of day)

b) Due to trade date + 1 pricing, what impact the change in price of the securities purchased for the remainder of the day will have on the Fund the following day.

c) Additionally, any other pertinent information that may be distributed on changes in market conditions, special circumstances, etc.

All of us at SMT look forward to the considerable investment opportunities and challenges that the remainder of 2001 will likely bring. If you have any questions, please do not hesitate to contact me.

Very Truly Yours,

Craig M. Pauly, President

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price. For more information about The SMT Fund, including investment strategies, risk, fees and expenses, please call to request a prospectus. Investing in the Fund involves certain risks which include, but are not limited to, the following (more specifically discussed in the Fund's prospectus): the adviser's market timing strategy may not be successful, the Fund may focus investments in certain industry sectors, the Fund will incur higher brokerage commissions than those incurred with a lower portfolio turnover rate and the higher turnover rate may result in the realization of more net capital gains, the Fund's returns will vary and you could lose money by investing in the Fund. Please read the prospectus carefully before you invest or send money. A copy of the prospectus can be obtained by calling 1-877-SMT-FUND (1-877-768-3863.)
 Unified Financial Securities, Inc., Distributor
 Member NASD and SIPC
 431 N. Pennsylvania St.
 Indianapolis, Indiana 4620

Growth of a $10,000 Investment

       Date           SMT           S&P



       6/5/98        10,000       10,000
      6/30/98        10,660       10,403
      7/31/98        10,790       10,293
      8/31/98        10,630        8,806
      9/30/98        10,600        9,370
     10/31/98        11,560       10,132
     11/30/98        11,550       10,745
     12/31/98        12,260       11,364
      1/31/99        13,195       11,839
      2/28/99        13,075       11,472
      3/31/99        13,227       11,930
      4/30/99        13,847       12,392
      5/31/99        13,314       12,100
      6/30/99        13,379       12,771
      7/31/99        13,021       12,373
      8/31/99        13,379       12,312
      9/30/99        13,423       11,974
     10/31/99        12,749       12,732
     11/30/99        12,510       12,991
     12/31/99        13,273       13,755
      1/31/00        12,699       13,064
      2/29/00        13,614       12,817
      3/31/00        13,550       14,070
      4/30/00        13,209       13,647
      5/31/00        12,337       13,367
      6/30/00        12,720       13,697
      7/31/00        12,188       13,483
      8/31/00        13,592       14,320
      9/30/00        12,061       13,564
     10/31/00        11,635       13,506
     11/30/00        11,167       12,442
     12/31/00        10,678       12,514
      1/31/01        11,678       12,957
      2/28/01        10,380       11,777
      3/31/01         8,530       11,031
      4/30/01         8,806       11,887
      5/31/01         8,615       11,967

This graph shows the value of a hypothetical initial investment of $10,000 in the SMT Fund and the S&P 500 Index on June 5, 1998 (date of inception of the
Fund)." Please remember, the Nasdaq Composite Index, the Nasdaq 100 and the S&P 500 are unmanaged indices and are representative of a broader market and range of securities than is found in the Fund's portfolio. The indices do not take into consideration account fees and expenses. Individuals cannot invest directly in an index. Returns include reinvested dividends and capital gains, if any.

The SMT Fund
Schedule of Investments - May 31, 2001
                                                                           Shares                   Value
Long Term Unit Investment Trusts - 94.4%
Nasdaq 100 Trust Unit                                                      78,000                   $ 3,488,940
                                                                                              ------------------

TOTAL LONG TERM UNIT INVESTMENT TRUSTS (Cost $3,503,276)                                            $ 3,488,940
                                                                                              ------------------

                                                                         Principal
                                                                           Value                    Value
Money Market Securities - 98.4%
Firstar U.S. Treasury Money Market Fund, 3.17% (a)                       3,637,285                  $ 3,637,285
                                                                                              ------------------
(Cost $3,637,285)

TOTAL INVESTMENTS - 192.8%  (Cost $7,140,561)                                                         7,126,225
                                                                                              ------------------
Liabilities in excess of other assets - (92.8)%                                                      (3,431,321)
                                                                                              ------------------
TOTAL NET ASSETS - 100.0%                                                                           $ 3,694,904
                                                                                              ==================

(a) Variable rate security; the coupon rate shown represents the rate at May 31, 2001.

 See accompanying notes which are an integral part of the financial statements.

The SMT Fund                                                                              May 31, 2001
Statement of Assets & Liabilities
Assets
Investment in securities, at value (cost $7,140,561)                                       $ 7,126,225
Cash                                                                                            63,787
Accrued interest - short term                                                                   11,986
Deferred organization cost                                                                      17,345
                                                                                    -------------------
     Total assets                                                                            7,219,343

Liabilities
Payable for investments purchased                                                            3,503,276
Management fees accrued                                                                         18,643
Accrued other expenses                                                                           2,520
                                                                                    -------------------
     Total liabilities                                                                       3,524,439

Net Assets                                                                                 $ 3,694,904
                                                                                    ===================
Net Assets consist of:
Paid-in capital                                                                            $ 8,638,869
Accumulated net realized loss on investments                                                (4,929,629)
Net unrealized depreciation on investments                                                     (14,336)
                                                                                    -------------------
Net Assets,  for 911,516 shares                                                            $ 3,694,904
                                                                                    ===================
Net Asset Value

Net asset value, offering and redemption price per share ($3,694,904/911,516)                   $ 4.05
                                                                                    ===================

See accompanying notes which are an integral part of the financial statements.

The SMT Fund
Statement of Operations
For the year ended May 31, 2001
Investment Income
Interest income                                                                           $ 192,354
Miscellaneous income                                                                          2,700
                                                                                 -------------------
Total Income                                                                                195,054

Expenses
Investment advisory fee                                                                     335,176
Trustees' fees                                                                               10,001
Organization expense                                                                          8,683
                                                                                 -------------------
Total operating expenses                                                                    353,860
                                                                                 -------------------
Net Investment Loss                                                                        (158,806)
                                                                                 -------------------
Realized & Unrealized Gain (Loss)
Net realized loss on investment securities                                               (1,869,974)
Change in net unrealized depreciation
   on investment securities                                                                (110,564)
                                                                                 -------------------
Net realized and unrealized gain (loss) on investment securities                         (1,980,538)
                                                                                 -------------------
Net decrease in net assets resulting from operations                                   $ (2,139,344)
                                                                                 ===================

See accompanying notes which are an integral part of the financial statements.

The SMT Fund
Statement of Changes In Net Assets


                                                                                  Year ended               Year ended
                                                                                 May 31, 2001             May 31, 2000
                                                                            ------------------------  ----------------------
Increase (Decrease) in Net Assets
From Operations
  Net investment loss                                                                    $ (158,806)             $ (325,560)
  Net realized gain/loss on investment securities                                        (1,869,974)                 38,081
  Change in net unrealized depreciation                                                    (110,564)               (574,477)
                                                                            ------------------------  ----------------------
  Net decrease in net assets resulting from operations                                   (2,139,344)               (861,956)
                                                                            ------------------------  ----------------------
Distributions
   From net realized gain                                                                         0              (3,929,604)
                                                                            ------------------------  ----------------------
   Total distributions                                                                            0              (3,929,604)
                                                                            ------------------------  ----------------------
Share Transactions
  Net proceeds from sale of shares                                                          781,369               9,063,507
  Shares issued in reinvestment of distributions                                                  0               3,929,604
  Shares redeemed                                                                        (4,180,811)            (15,497,851)
                                                                            ------------------------  ----------------------
  Net decrease in net assets resulting
       from share transactions                                                           (3,399,442)             (2,504,740)
                                                                            ------------------------  ----------------------
Total decrease in net assets                                                             (5,538,786)             (7,296,300)

Net Assets
  Beginning of period                                                                     9,233,690              16,529,990
                                                                            ------------------------  ----------------------
  End of period
                                                                                        $ 3,694,904             $ 9,233,690
                                                                            ========================  ======================
Shares of capital stock of the Fund sold and redeemed:
  Shares sold                                                                               148,276               1,218,559
  Shares reinvested                                                                               0                 609,415
  Shares redeemed                                                                          (828,712)             (1,585,640)
                                                                            ------------------------  ----------------------
Net increase (decrease) in number of shares outstanding                                    (680,436)                242,334
                                                                            ========================  ======================

See accompanying notes which are an integral part of the financial statements.

The SMT Fund
Financial Highlights
                                                         Year ended                  Year ended                Year ended
                                                        May 31, 2001                May 31, 2000            May 31, 1999 (a)
                                                     --------------------        --------------------      --------------------
Selected Per Share Data
Net asset value, beginning of period                              $ 5.80                     $ 12.25                   $ 10.00
                                                     --------------------        --------------------      --------------------
Income from investment operations
  Net investment loss                                              (0.12)                      (0.21)                    (0.22)
  Net realized and unrealized gain (loss)                          (1.63)                      (0.08)                     3.44
                                                     --------------------        --------------------      --------------------
Total from investment income (loss) operations                     (1.75)                      (0.29)                     3.22
                                                     --------------------        --------------------      --------------------
Distributions to shareholders
  From net investment income                                        0.00                        0.00                      0.00
  From net realized gain                                            0.00                       (6.16)                    (0.97)
                                                     --------------------        --------------------      --------------------
Total distributions                                                 0.00                       (6.16)                    (0.97)
                                                     --------------------        --------------------      --------------------
Net asset value, end of period                                    $ 4.05                      $ 5.80                   $ 12.25
                                                     ====================        ====================      ====================

Total Return                                                      (30.17)%                     (7.34)%                  33.14% (b)

Ratios and Supplemental Data
Net assets, end of period (000)                                   $3,695                       $9,234                   $16,530
Ratio of expenses to average net assets                              4.99%                       4.99%                    4.99% (c)
Ratio of net investment income (loss) to
   average net assets                                              (2.24)%                     (2.30)%                  (1.94)%c)
Portfolio turnover rate                                          7,338.15%                  23,116.67%               10,710.86% (c)

(a)  For the period June 5, 1998 (commencement of operations) to May 31, 1999.
(b)  For periods of less than a full year, total returns are not annualized.

See accompanying notes which are an integral part of the financial statements.

                                  The SMT Fund
                          Notes to Financial Statements
                                  May 31, 2001

NOTE 1. ORGANIZATION

The SMT Fund (the "Fund") was organized as a series of Securities Management & Timing Funds, an Ohio business trust (the "Trust") on February 20, 1998 and commenced operations on June 5, 1998. The Agreement and Declaration of Trust of the Trust permits the Board of Trustees (the "Board") to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end investment company and a diversified series of the Trust. The SMT Fund's investment objective is to provide a "higher total return over the long term than the total return of the United States equity markets." Prior to July 20, 1999, the investment objective was to provide long term capital appreciation. The Fund seeks to achieve its objective by following a market timing strategy, which is based on a proprietary investment model developed by Securities Management & Timing, Inc (the "Adviser"). The Fund attempts to be "in the market" (invested in a broad range of common stocks) when the market is rising and "out of the market" (invested in money market instruments) when the market is declining.

The Adviser's market timing strategy uses a proprietary, computer-driven technical model that generates buy and sell signals. When the technical indicators in the model generate a buy signal, the Fund will substantially invest in a broad range of high quality stocks selected by the Adviser. When the indicator generates a sell signal, the stocks will be sold and the proceeds invested in money market instruments.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation - Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board.

Dividends and Distributions to Shareholders - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis, and intends to distribute its net long term capital gains and its short term capital gains at least once a year. However, to the extent that net realized gains of the Fund could be reduced by any capital loss carry-overs, such gains will not be distributed.

                                  The SMT Fund
                          Notes to Financial Statements
                                  May 31, 2001

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES -continued

Federal Income Taxes - It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Expenses - Organizational costs represent costs incurred in connection with the organization and the initial public offering of the Fund. Organizational costs are deferred and will be amortized on a straight-line basis over five years. In the event that the original shareholder (or any subsequent transferee) redeems any of its original capital (seed capital) prior to these organizational costs being fully amortized, the redemption proceeds will be reduced by a pro-rata portion of any then unamortized organizational costs. For the year ended May 31, 2001, the amount of organization expense that was expensed was $8,683. At May 31, 2001, the unamortized balance was $17,345.

Estimates - Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities Transactions and Related Income - Securities transactions are recorded on a trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date.

Other - Generally accepted accounting principals require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund retains Securities Management & Timing, Inc., (the "Adviser") to manage the Fund's investments. As compensation for its management services, the Fund is authorized to pay the Adviser a fee equal to an annual average rate of 4.95% of its average daily net assets of the Fund, minus the amount by which the Fund's total expenses (including organizational expenses, but excluding brokerage fees and commissions, taxes, interest and extraordinary expenses) exceeds 4.99%. The Adviser pays all of the operating expenses of the Fund except brokerage fees and commissions, taxes, interest, fees and expenses of the non-interested person trustees and extraordinary expenses. For the year ended May 31, 2001, the Adviser earned fees of $335,176 from the Fund. Craig M. Pauly is the President of the Adviser, and an officer, shareholder and Trustee of the Fund.

                                  The SMT Fund
                          Notes to Financial Statements
                                  May 31, 2001

NOTE 4. INVESTMENTS

For the year ended May 31, 2001, purchases and sales of investment securities, other than short term investments, aggregated $325,226,641 and $328,878,064, respectively. As of May 31, 2001, there was no unrealized appreciation, however the gross unrealized depreciation for all securities totaled $1,364,207 for a net unrealized depreciation of $1,364,207. The total cost of securities for federal income tax purposes on May 31, 2001 was $ 8,490,432. The difference between book cost and tax cost consists of wash sales in the amount of $1,349,871.